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                          [CRAIG SHAFFER LETTERHEAD]

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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the reference to our firm under the heading "Experts" and to the use of our report dated June 11, 1997 in Amendment No. 3 to the Registration Statement on Form SB-2 (Registration No. 333-27037), the related Prospectus of United Financial Mortgage Corp., and all amendments thereto.



                                      /s/ Craig Shaffer & Associates, Ltd.
                                      ------------------------------------------
                                      Craig Shaffer and Associates, Ltd., C.P.A.


Des Plaines, Illinois

January 28, 1998